                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                      STONEBRIDGE AGGRESSIVE GROWTH FUND

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.

                                1801 Century Park East
                                Los Angeles, CA  90067





June __, 1997


Dear Shareholder:


Please find enclosed information regarding changes we are proposing in order to update both the Advisory and Administrative components of the Stonebridge Aggressive Growth Fund, Inc. This is the culmination of a process we began last year to examine every aspect of the investment and administrative features of the Fund. Our overall objective is to make use of the best available service providers to our Stockholders as well as manage the Fund's expenses to an optimum level. As part of this process, Stonebridge
Capital Management has agreed to an annual expense cap that limits total Fund expenses to 2.90%. This expense cap is slightly below the Fund's historical five-year expense ratio average of 2.95%.

Attached to the enclosed Proxy Statement is an updated Investment Advisory Agreement between the Stonebridge Aggressive Growth Fund, Inc. and Stonebridge Capital Management, Inc. The proposed Investment Advisory Agreement increases Stonebridge Capital Management's fees so that it is compensated at a competitive market rate and should provide it with the incentive to continue to invest in the investment management process as well as work to grow the size of our Fund. It is our sincere belief that the end result will be a greatly increased level of service and accessibility for our Stockholders, including a well-staffed, toll-free telephone service.

Thank you for taking the time to review the enclosed information. In addition to the Board's recommendation, I would like to ask for your support in helping us to make these changes. Please be sure to cast your ballot in the enclosed postage prepaid envelope.

Sincerely,
STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.

John G. Ayer
President

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.

                          1801 Century Park East, Suite 1800
                                Los Angeles, CA 90067


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               To Be Held July 23, 1997


     The Annual Meeting of Stockholders of Stonebridge Aggressive Growth Fund, Inc., a Delaware corporation (the "Fund"), will be held in Suite 1800, 1801 Century Park East, Los Angeles, California, on July 23, 1997, at 3:00 p.m., Los Angeles time, for the following purposes:


1.   To elect a board of seven directors.

2. To approve a new Investment Advisory Agreement between the Fund and Stonebridge Capital Management, Incorporated (the "Adviser").

3. To ratify the selection by the Board of Directors of Hein + Associates as independent public accountants for the fiscal year ending October 31, 1997.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.


     The close of business on May 30, 1997 has been fixed as the record date for the determination of stockholders entitled to vote at the meeting, and only holders of shares of capital stock of record at the close of business on that date will be entitled to vote.

If you do not expect to be present at the meeting, please sign, fill in and return the enclosed Proxy.


John G. Ayer
President



Los Angeles, California
___________, 1997

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. A PROXY CARD IS ENCLOSED. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

THE DIRECTORS RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

     INSTRUCTIONS FOR EXECUTING PROXY CARD

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS. Sign your name exactly as it appears on the proxy card.

     2. JOINT ACCOUNTS. Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

     3. ALL OTHER ACCOUNTS. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:


    Registration                             Valid Signature
    ------------                             ---------------

CORPORATE ACCOUNTS
(1)  ABC Corp.                               (1)  ABC Corp.
                                                  John Doe, Treasurer

(2)  ABC Corp.                               (2)  John Doe
     c/o John Doe, Treasurer

(3)  ABC Corp. Profit Sharing Plan           (3)  John Doe, Trustee

TRUST ACCOUNTS
(1)  ABC Trust                               (1)  Jane B. Doe, Trustee

(2)  Jane B. Doe, Trustee                    (2)  Jane B. Doe
     u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                    (1)  John B. Smith
     f/b/o John B. Smith, Jr. UGMA

(2)  John B. Smith, Jr.                      (2)  John B. Smith, Executor

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.

                          1801 Century Park East, Suite 1800
                            Los Angeles, California 90067



                                     PROXY STATEMENT



                            ANNUAL MEETING OF STOCKHOLDERS
                                      July 23, 1997



    The enclosed Proxy is solicited by the Board of Directors of Stonebridge Aggressive Growth Fund, Inc., a Delaware corporation (the "Fund"), in connection with the Annual Meeting of stockholders to be held on July 23, 1997 (the "Annual Meeting") in Suite 1800, 1801 Century Park East, Los Angeles, California at
3:00 p.m., Los Angeles time.

    Where specific instructions are given, Proxies will be voted in accordance with those instructions. In the absence of instructions, the persons named therein will vote in accordance with their discretion, which they intend to exercise in favor of the proposals set forth in this Proxy Statement. Any person giving a Proxy hereunder may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Fund an instrument revoking it or a duly executed Proxy bearing a later date, or by voting in person at the Annual Meeting.

    This Proxy Statement is being mailed to stockholders on or about June __, 1997. An Annual Report (the "Annual Report") for the year ended October 31, 1996 was mailed to stockholders on or about December 31, 1996. The Fund will furnish to stockholders, without charge, a copy of the Annual Report and the Fund's most recent semi-annual report, if any, succeeding the Annual Report. All such requests should be directed to Debra L. Newman, Vice President and Treasurer, Stonebridge Aggressive Growth Fund, Inc. in writing at the address above or by telephone at (310) 277-1450, and may be made by collect call.


                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

    On May 30, 1997, the record date for stockholders entitled to vote at the Annual Meeting, there were outstanding 404,587 shares of capital stock of the Fund, all of one class. Each share is entitled to one vote and, in the election of directors, stockholders have the right to cumulate their votes. Management of the Fund knows of no person who owns beneficially 5% or more of the outstanding capital stock of the Fund except for Mrs. Lorraine Petitfils who, as of May 30, 1997, owned of record and beneficially 37,683 shares of capital stock constituting approximately 9% of the Fund's outstanding capital stock.


    With respect to Proposal No. 1, under the cumulative voting method, a stockholder is entitled to cast a total number of votes equal to the number of directors to be elected multiplied by the total number of votes to which his or her shares are entitled. These votes may be cast for one candidate or distributed among any number of candidates. The seven candidates receiving the highest number of votes will be elected. If all shares outstanding on the record date are voted, ownership of 50,574 shares is sufficient to enable a stockholder to elect one director. The enclosed form of Proxy includes discretionary authority for the proxies to cumulate votes. If a stockholder wishes to cumulate his or her votes on the enclosed Proxy card instead of allowing the proxies this discretion, he or she should multiply the number of shares he or she owned on the record date by seven to determine the total number of votes to which he or she is entitled. This number of votes, but no more, may be distributed among any or all of the seven nominees named below in such proportion as the stockholder desires. Not all votes need be cast. If cumulative voting is used by the stockholder, only the number of votes marked on the Proxy card in accordance with these instructions will be counted.

    Approval of Proposal No. 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act of 1940, a vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Annual Meeting or represented by Proxy if the holders of more than 50% of the outstanding shares are present or represented by Proxy, or (b) more than 50% of the outstanding shares.

    Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast on the Proposal.

    Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In matters other than the election of directors, abstentions are counted as votes against in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

    In the event that sufficient votes in favor of a proposal are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of capital stock present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment or adjournments.

                               PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    It is proposed to elect the following seven directors at the Annual Meeting who will serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Votes pursuant to Proxies will be cast for the seven nominees named below, all of whom are presently directors of the Fund and have served continuously in this capacity since the dates indicated opposite their respective names. If any of the nominees for director should be unable to serve, which is not anticipated, Proxies will be voted for such substitute nominees as may be nominated by the Fund's Board of Directors, unless otherwise instructed.


                                                                                              SHARES
                                                                                           BENEFICIALLY
                                                                                              OWNED
                                                                                            DIRECTLY OR
                              POSITIONS WITH FUND, PRINCIPAL OCCUPATIONS        DIRECTOR     INDIRECTLY
NAME OF NOMINEE        AGE    DURING PAST FIVE YEARS AND ADDRESS                 SINCE     MAY 30, 1997
---------------        ---    ------------------------------------------        --------   -------------
John G. Ayer*          74     President of Stonebridge Aggressive Growth         1976**       755.165
                              Fund, Inc.; Executive Vice President and
                              Director of Stonebridge Capital Management,
                              Inc.; Director, Taylor & Turner Assoc., Ltd., a
                              venture capital organization -- 1801 Century
                              Park East, Suite 1800, Los Angeles, CA 90067

Richard C. Barrett*    55     Vice President of Stonebridge Aggressive           1982
                              Growth Fund, Inc.; President and Director of
                              Stonebridge Capital Management, Inc.;
                              Director, Stonebridge Growth Fund, Inc. --
                              1801 Century Park East, Suite 1800, Los
                              Angeles, CA  90067

Selvyn B. Bleifer, MD  67     Physician, Cardio Vascular Medical Group;          1985
                              Director of Stonebridge Growth
                              Fund, Inc.-- 414 North Camden Drive,
                              Beverly Hills, CA  90212

Marvin Freedman        71     Certified Public Accountant, Freedman              1995
                              Broder & Angen; Director of Stonebridge
                              Growth Fund, Inc. -- 2501 Colorado Avenue,
                              Suite 350, Santa Monica, CA 90404

Charles F. Haas        83     Private investor; retired motion picture and       1980         375.550
                              television director; Director of Stonebridge



                                                                                              SHARES
                                                                                           BENEFICIALLY
                                                                                              OWNED
                                                                                            DIRECTLY OR
                              POSITIONS WITH FUND, PRINCIPAL OCCUPATIONS        DIRECTOR     INDIRECTLY
NAME OF NOMINEE        AGE    DURING PAST FIVE YEARS AND ADDRESS                 SINCE     MAY 30, 1997
---------------        ---    ------------------------------------------        --------   -------------
                              Growth Fund, Inc. -- 12626 Hortense Street,
                              Studio City, CA  91604

William H. Taylor II   58     General Partner of Taylor & Company,                1983
                              a venture capital organization; Director of
                              Oncor, Inc., a biotechnology company; Formerly
                              Executive Vice President of BEI Electronics,
                              Inc. - 18730 Canyon Road, Sonoma, CA  95476

Charles E. Woodhouse*  33     Executive Vice President, Managing Director and     1995         19.710
                              Director of Research of Stonebridge Capital
                              Management, Inc.; Teaching and Research
                              Assistant at University of Southern California -
                              1801 Century Park East, Suite 1800, Los
                              Angeles, CA  90067


--------------------------
    * "Interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, because of their positions with the Fund's investment adviser, Stonebridge Capital Management, Inc.

   ** Dr. Ayer served as a director from June 1976 to November 1976 and has served as a director since February 1977.

    As of May 30, 1997, the directors and officers of the Fund, as a group, owned beneficially 1,226.842 shares of stock of the Fund, which constituted approximately 0.3% of the Fund's outstanding shares. No one officer or director or nominee for director owns more than 1% of the Fund's outstanding shares.
No director or officer has any family relationship with another.


    During the fiscal year ended October 31, 1996, the Fund's Board of Directors held 3 meetings. All of the incumbent directors except for Mr. Taylor attended at least 75% of the meetings. The Fund does not have an audit, nominating or compensation committee of the Board of Directors.

    All directors and officers of the Fund as a group, which consisted of 9 persons, received direct remuneration of $18,485 in the aggregate during the fiscal year ended October 31, 1996 paid by the Fund. Directors as a group received $450 and Debra L. Newman, the only officer who received compensation from the Fund, received $18,035. Each director who is not an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "Act")) is entitled to receive from the Fund $50 for each meeting of the Board of Directors attended, and is not entitled to separate compensation for attendance at meetings of committees of the Board of Directors.

    The following table sets forth more detailed compensation information for the directors of the Fund during the fiscal year ended October 31, 1996:


                                                    TOTAL COMPENSATION
                        AGGREGATE     PENSION OR      FROM FUND AND
                       COMPENSATION   RETIREMENT    FUND COMPLEX, PAID
   DIRECTOR             FROM FUND      BENEFITS       TO DIRECTORS*
-----------------------------------------------------------------------
John G. Ayer              $  0           $ 0              $   0
Richard C. Barrett        $  0           $ 0              $   0
Selvyn B. Bleifer, MD     $100           $ 0              $ 600
Marvin Freedman           $150           $ 0              $ 900
Charles F. Haas           $150           $ 0              $ 650
William H. Taylor II      $ 50           $ 0              $  50
Charles E. Woodhouse      $  0           $ 0              $   0


-----------------
* Stonebridge Growth Fund, Inc. and the Fund comprise a "Fund Complex" as such term is defined in Item 22(a)(1)(v) of Rule 14a-1 of the Securities Exchange Act of 1934, because they have the same investment adviser.

MANAGEMENT

    The following is information with respect to the executive officers of the Fund other than those listed above:

NAME AND POSITION            PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------
Debra L. Newman, Vice        Executive Vice President, Chief Financial Officer,
President and Treasurer      Secretary and Managing Director, Stonebridge
Age 41                       Capital Management, Incorporated; President,
                             Stonebridge Growth Fund, Inc.

    All of the officers of the Fund serve at the discretion of the Board of Directors.

                                PROPOSAL NO. 2
                  APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
                              ADVISORY AGREEMENT


BACKGROUND OF PROPOSAL

    The Board of Directors has approved a new Investment Advisory Agreement
(the "Proposed Advisory Agreement") between the Fund and Stonebridge Capital Management, Incorporated (the "Adviser"), a copy of which is set forth as an Exhibit to this Proxy Statement. The Board approved the Proposed Advisory Agreement on the recommendation of management of the Fund, in connection with the replacement of several of the Fund's current service providers, in an effort to enhance and modernize the operations of the Fund.

    The Adviser and its predecessors have served the Fund since 1956. Presently, the Adviser provides investment advisory and administrative services to the Fund under an Investment Advisory Agreement with the Fund dated May 12, 1987 (the "Current Advisory Agreement"). The principal underwriter of the Fund's shares is Industry Savings Plans, Inc. ("Industry Savings"), an indirect wholly-owned subsidiary of Health Care Service Corporation ("Health Care"). The Fund's transfer agent and dividend disbursing agent is NIF Management Co., Inc. ("NIF"), an affiliate of Industry Savings and an indirect wholly-owned subsidiary of Health Care. The Fund's custodian is Colorado National Bank of Denver.


    As part of the modernization of the Fund's operations, the Board has approved the termination of the Fund's agreements with NIF and Industry Savings and the retention of ALPS Mutual Funds Services, Inc. ("ALPS"), a company engaged principally in the business of providing distribution, administrative and other services to mutual funds, as the Fund's Distributor, Administrator, and Transfer Agent. The Fund's Distribution and Administration arrangements with ALPS Mutual Funds Services, Inc. will become effective when and if the Fund enters into the Proposed Advisory Agreement. The Fund's Transfer Agent arrangement will become effective as soon as practicable after the Fund enters into the Proposed Advisory Agreement. The Board has also approved the retention of The Fifth Third Bank, a custodian of more than $95 billion of mutual fund assets, as the Fund's custodian and accounting agent.

    All of the directors of the Fund, with the exception of John G. Ayer, William H. Taylor II and Charles E. Woodhouse, are also directors of Stonebridge Growth Fund, Inc., a mutual fund for which NIF currently provides management, transfer agent and dividend-disbursing services, and for which the Adviser currently provides investment subadvisory services. The directors of Stonebridge Growth Fund, Inc. have approved similar modernization arrangements with the same new service providers, and have submitted to its shareholders for approval a new investment advisory agreement with the Adviser which is the same in all substantial respects (other than fees) as the Proposed Advisory Agreement.

THE CURRENT INVESTMENT ADVISORY AGREEMENT

    The Adviser acts as investment adviser to the Fund under the Current Advisory Agreement, which was initially approved by the stockholders of the Fund at the Annual Meeting of Stockholders held on May 11, 1987. Continuance of the Current Advisory Agreement was last approved by the Board of Directors of the Fund, including all of those directors who are not parties to the Agreement or "interested persons" of any such party (as such term is defined in the Act), at a meeting called for such purpose on December 17, 1996.

    The Current Advisory Agreement requires the Adviser to supervise the investment of the assets of the Fund and place orders with securities broker/dealers for the purchase or sale of securities on behalf of the Fund, subject to the policies and controls of the Board of Directors of the Fund. In addition, the Agreement provides that, subject to the authority of the Board of Directors of the Fund, the Adviser shall supervise and manage the business of the Fund. The Adviser provides to the Fund, in addition to investment advice and management, the services of the Fund's officers and other personnel, except that by contract the Fund is obligated to pay the cost of services of its principal financial officer and of personnel operating under the direction of the principal financial officer.

    As consideration for furnishing such services, the Current Advisory Agreement provides that the Adviser will receive from the Fund an annual advisory fee which is a percentage of the average weekly net asset value of the Fund equal to the following: 1/2 of 1% of the first $10,000,000; 1/4 of 1% of the next $15,000,000; and 1/8 of 1% of the excess over $25,000,000.
Such fee, determined by taking the average of the net asset values of the Fund on the last day of each week, is paid monthly. The Current Advisory Agreement provides for a reduction in the Adviser's fee to the extent that the Fund's total annual expenses, excluding taxes and interest and including the advisory fee, exceed the maximum amount of expenses allowed by the California Department of Corporations. Until October 11, 1996, such amount was equal to 2.5% of the first $30,000,000 of the Fund's average weekly net assets, 2% of the next $70,000,000 of the average weekly net assets and 1% of any average net assets in excess of $100,000,000 calculated on a monthly basis (the "Expense Limitation Rule"). On February 13, 1987, the Fund was granted a variance from the Expense Limitation Rule by the California Department of Corporations allowing the Fund to exclude its transfer agent and custodial fees and expenses, and its accounting fees from the calculation of its total expenses for purposes of the Expense Limitation Rule. As a result of the passage of the National Securities Markets Improvement Act of 1996, the Expense Limitation Rule is no longer in effect.

    The Current Advisory Agreement provides that it will remain in force and effect for successive annual periods provided that its continuance is specifically approved at least annually by a majority of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding securities of the Fund, but in either event it must be approved by a majority of the directors who are not parties to the Current Advisory Agreement or "interested persons" of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement may be terminated without penalty at any time by the Board of Directors of the Fund, by vote of the holders of a majority of the outstanding securities of the Fund or by the Adviser upon sixty days written notice. The Current Advisory Agreement will automatically terminate in the event of its assignment, as such term is defined in Section 2(a)(4) of the Act.

THE PROPOSED INVESTMENT ADVISORY AGREEMENT

     As discussed above, on April 10, 1997 the Board of Directors approved the Proposed Advisory Agreement between the Adviser and the Fund and directed that the Proposed Advisory Agreement be submitted to the Fund's stockholders for their approval. The Proposed Advisory Agreement for the Fund is substantially similar to the Current Advisory Agreement except as follows:
(i) the annual fee paid to the Adviser would be increased to 1% of the Fund's average daily net assets; (ii) the Proposed Advisory Agreement would include a specific standard of liability, common in the mutual fund industry, providing that Adviser would not be liable for losses incurred by the Fund except as a result of the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Proposed Advisory Agreement, and that the Fund would indemnify the Adviser against other liabilities if the Adviser met this standard of care. In all other substantial respects the Current Advisory Agreement and Proposed Advisory Agreement are identical.

     The following table and example are designed to assist shareholders in understanding the difference in the amount of fees and expenses paid and which would have been paid by the Fund under the Current Advisory Agreement and Proposed Advisory Agreement. Actual expenses may be greater or less than those shown.



                               SUMMARY OF EXPENSES


                                                                  For the year ended
                                                                   October 31, 1996        Pro Forma
                                                                  ------------------       ---------
SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on purchases
  (as a percentage of offering price)                                    none                none

Maximum sales load imposed on reinvested dividends
  (as a percentage of offering price)                                    none                none

Deferred sales load (as a percentage of original
  purchase price or redemption proceeds, as applicable)                  none                none

Redemption fees ( as a percentage of amount redeemed,
   if applicable)                                                        none                none

Exchange fee                                                             none                none

ANNUAL FUND OPERATING EXPENSES

Management Fees                                                         0.50%               1.00%

12b-1 Fees                                                               none                none

Other expenses (audit, legal shareholder services,
   transfer agent, custodian and miscellaneous)                         1.79%               1.90%

Total Fund Operating Expenses                                           2.29%               2.90%


EXAMPLE

You would pay the following total
fees and expenses on a $1,000
investment, assuming (1) 5% annual
rate of return(*) and (2) redemption
at the end of each time period:                1 year        3 years       5 years      10 years
                                               ------        -------       -------      --------
Actual (for the year ended October 31, 1996)    $23            $72          $124         $265
Pro Forma                                       $30            $91          $155         $326(**)

(*) Use of this assumed annual return is mandated by the Securities and Exchange Commission and is not intended to be an illustration of past or future investment results.

(**) These are cumulative totals. The average fees and expenses paid over a 10-year period would be approximately $26.50 and $32.60 per year, respectively, on an actual and a pro forma basis.


INVESTMENT ADVISER

     The principal executive officers and the directors of Stonebridge Capital Management, Incorporated, together with their principal occupations during the past five years, are as follows:

     NAME AND POSITION             PRINCIPAL OCCUPATIONS
     WITH THE ADVISER              DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------
RICHARD C. BARRETT                 See Proposal No. 1
  PRESIDENT AND DIRECTOR

JOHN G. AYER                       See Proposal No. 1
  DIRECTOR AND EXECUTIVE
  VICE PRESIDENT


EDWARD N. MCCULLY                  Formerly Vice President, Stonebridge
  SENIOR VICE PRESIDENT            Aggressive Growth Fund, Inc.; and President,
                                   Stonebridge Growth Fund, Inc. 1801 Century
                                   Park East, Suite 1800, Los Angeles, CA 90067

DEBRA L. NEWMAN                    See Proposal No. 1
  MANAGING DIRECTOR,
  EXECUTIVE VICE PRESIDENT,
  CHIEF FINANCIAL OFFICER
  AND SECRETARY


     The Adviser is owned by six of its employees. Richard C. Barrett owns 39.2%, Debra L. Newman owns 15.6%, Karen H. Parris, Timothy G. Walt, and Charles E. Woodhouse each owns 11.8%, and John G. Ayer owns 9.8% of the outstanding stock of the Adviser.

     The Adviser is also investment adviser to Stonebridge Growth Fund, Inc. The Board of Directors of Stonebridge Growth Fund, Inc. has proposed to its stockholders that the Adviser be retained as investment adviser under a new advisory agreement on the same terms (other than advisory fees) as the Proposed Advisory Agreement. The following table sets forth information concerning the current and proposed advisory fees for the Stonebridge Growth Fund, Inc.:



                                                                          Investment Advisory Fees
   Name of Fund                           Net Assets as of 10/31/96       Current         Proposed
   ------------                           -------------------------       -------         --------
Stonebridge Growth Fund, Inc.                     $39,601,709              0.65%            0.75%



PORTFOLIO TRANSACTIONS


     The Adviser determines which broker or dealer to use for the purchase and sale of the Fund's portfolio securities, and negotiates brokerage commission rates on behalf of the Fund. During the fiscal year ended October 31, 1996, orders for the purchase and sale of portfolio securities were placed by the Adviser, on behalf of the Fund, with 16 broker/dealer firms, resulting in payment of brokerage fees by the Fund in the aggregate amount of $75,708. Approximately 14.39% of these brokerage commissions were paid to broker/dealer firms which, in addition to executing the securities transactions, also furnished the Adviser with statistical and research material. During the fiscal years ended October 31, 1994 and 1995, the Fund paid brokerage fees in the aggregate amount of $8,995 and $12,402, respectively. None of the broker/dealer firms with which the Fund conducts business is engaged in sales of the Fund and none is affiliated with either the Fund, the Adviser or the Fund's principal underwriter.

     It is the Fund's policy to obtain the best security price and execution available, and in doing so it will assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker-dealer's services. In determining the quality of brokerage services, consideration is given to statistical and research services as well as brokerage services. Allocation of business among broker-dealers is not based on any definitive formula and a specific dollar value cannot be placed on the statistical and research material furnished the Adviser by broker-dealers.

     Research services furnished by brokers through whom the Fund effects security transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. Subject to periodic review by the Board of Directors, the Adviser is authorized to pay higher commissions to brokerage firms that provide it with statistical and research information if the Adviser determines such commissions are reasonable in relation to the overall services provided. When the Fund purchases or sells a security which is not listed on a national securities exchange but which is traded in the over-the-counter market, the transaction generally takes place directly with a principal market maker except in those circumstances where, in the opinion of the Fund, better prices and executions will be achieved through the use of other broker-dealers. The Adviser does not receive any benefit directly or indirectly arising from these transactions.

     Although investment decisions for the Fund are made independently from those of other accounts managed by the Adviser, investments of the kind made by the Fund may also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Adviser, available investments are allocated in the discretion of the Adviser by such means as, in its judgment, result in fair treatment. The Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

     The rate of the Fund's portfolio turnover during the fiscal years ended October 31, 1994, 1995 and 1996 was 43%, 60% and 108%, respectively.

BOARD CONSIDERATIONS

     The Directors of the Fund who are not affiliated with the Adviser considered the Proposed Advisory Agreement for the Fund at a meeting of the Board of Directors held on April 10, 1997. The Adviser provided information to the Directors to assist them in their deliberations at the April meeting and at meetings of the Board held on March 13 and 26, 1997.

     In seeking a fee increase the Adviser provided the Board of Directors with a variety of information, including a pro-forma expense summary of the Fund; total expenses for the last two fiscal years; a historical expense ratio summary of the Fund for the past five years; overall expense ratio and fee comparisons for the Fund and comparable funds based on information provided by Lipper Analytical Services, Inc.; the profitability of the Adviser's operations; performance data for the Fund; background information concerning officers and employees of the Adviser providing services to the Fund; and conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry.

     The Adviser indicated that over the years it had supported the Fund with resources, such as enhanced computer capabilities and the expansion of the Adviser's quantitative research abilities, that were not required by the Current Advisory Agreement, without seeking additional compensation. The Adviser also noted that it has developed new methods of securities analysis without additional cost to the Fund, to further assist it in managing the Fund's assets. The Adviser indicated that the new advisory fee rate, if approved by stockholders, would be commensurate with advisory fees paid by comparable funds with similar investment objectives and total assets. In conjunction with the proposed increase in the advisory fee rate, the Adviser informed the Board that it would limit the overall annual expenses of the Fund to 2.9% of annual average net assets for a five-year period. For the past five years ending October 31, 1996, the average expense ratio of the Fund was 2.95%. The Proposed Advisory Agreement provides that any Fund expenses borne by the Adviser in any year pursuant to this limitation may be reimbursed to the Adviser at any year in the future if, after the reimbursement, the expenses of the Fund for such year are less than 2.9%.

     The Directors considered a variety of factors in approving the Proposed Advisory Agreement, including the nature, quality and extent of services provided to the Fund by the Adviser; the ability of its personnel; data with respect to the Fund's investment results; the fee paid to the Adviser; an analysis of the Proposed Advisory Agreement and its effect on fees payable to the Adviser by the Fund, including a comparison of the management fees which would be paid under the Proposed and Current Agreements; and the immediate implications of a fee increase on the Fund's investment performance. The Directors further considered that the Fund's current management fee structure is less than that of comparable aggressive growth funds, and that the Fund's proposed management fee structure is similar to that of comparable aggressive growth funds, and noted that the Fund does not pay sales loads or Rule 12b-1 fees in connection with the distribution of Fund shares. The Directors also considered the desirability of encouraging the Adviser to continue supporting the Fund with additional resources and efforts to benefit stockholders, in matters which may not be required under the Proposed Advisory Agreement.


     Of these factors, the Directors considered the most significant to be the past provision by the Adviser of high-quality services at a below-market rate of compensation. The Board believes that the additional services and enhancements provided by the Adviser in the past have made a significant contribution to the Fund's operations, and that with an appropriate level of compensation the Adviser will be in a position to continue to provide high-quality services to the Fund in the forseeable future. In addition, the Directors considered an important factor to be the Adviser's willingness to ensure that, for the next five years, the overall expenses of the Fund will be limited to a level slightly below the Fund's average expense levels over the past five years, notwithstanding the increase in its advisory fees.


     Based on its evaluation of the materials presented, the Board of Directors concluded that the fee structure proposed by the Adviser in the Proposed Advisory Agreement is appropriate for the Fund. Therefore, on April 10, 1997, the Board of Directors approved the terms of the Proposed Advisory Agreement, and the Board recommends that stockholders vote for the Proposed Advisory Agreement.

     It is the intention of the persons named in the attached Proxy to vote shares represented by Proxy for approval of the Proposed Advisory Agreement, unless otherwise indicated in the Proxy. If the Proposed Advisory Agreement is not approved, the Current Advisory Agreement will continue in effect.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

                                PROPOSAL NO. 3
                           SELECTION OF ACCOUNTANTS

     The Board of Directors has selected the firm of Hein + Associates as independent public accountants for the Fund for the fiscal year ending October 31, 1997. As required by the Investment Company Act of 1940, such selection is submitted to the stockholders for their ratification. It is the intention of the persons named in the attached Proxy to vote in favor of ratification of such selection.

     For the fiscal year ended October 31, 1996, Hein + Associates served as the Fund's independent public accountants and performed audit services. At the request of the Chief Financial Officer of the Fund, it also performed the non-audit service of preparing the Fund's income tax returns for the fiscal year 1996. The employment of Hein + Associates as independent public accountants for the fiscal year ended October 31, 1996, was approved by the Fund's Board of Directors and ratified by its stockholders before any audit services were rendered.


     No representative of Hein + Associates will be present at the Annual
Meeting.

EXPENSES OF SOLICITATION

     The cost of this solicitation will be borne by the Fund. In addition to the mails, Proxies may be solicited by directors and officers of the Fund by personal interviews, telephone and facsimile. Banks, brokerage houses, and other custodians, nominees and fiduciaries may forward soliciting material to beneficial owners of stock entitled to vote at the meeting, and such persons will be reimbursed by the Fund for their out-of-pocket expenses incurred in this connection.

  DEADLINE FOR SUBMITTING PROPOSALS FOR NEXT YEAR'S MEETING


     The Fund's next Annual Meeting is currently scheduled for March 27, 1998. Any proposal intended to be presented by a stockholder at the next Annual Meeting of stockholders must be received by the Secretary of the Fund at the Fund's principal office not later than December 4, 1997, in order to be considered for inclusion in the Fund's proxy statement and form of proxy for that meeting. Any such proposals must satisfy all applicable federal and state legal requirements.


OTHER MATTERS

     The management knows of no other business to presented at the Annual Meeting, but if other matters properly do come before the Annual Meeting it is intended that the persons named in the Proxy will vote with respect to such matters in accordance with their best judgment.

John G. Ayer
President

                                                                      Exhibit A

                          INVESTMENT ADVISORY AGREEMENT



          THIS INVESTMENT ADVISORY AGREEMENT is made as of __________, 1997 between STONEBRIDGE AGGRESSIVE GROWTH FUND, INC. a Delaware corporation (the "Fund"), and STONEBRIDGE CAPITAL MANAGEMENT, INCORPORATED, a California corporation (the "Investment Adviser").

          WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, the Fund desires to retain the Investment Adviser to furnish investment advisory services to the Fund;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

          1. APPOINTMENT. The Fund hereby appoints the Investment Adviser to serve as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2. SERVICES. Subject to the supervision of the Fund's Board of Directors (the "Board"), the Investment Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents held by the Fund. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Investment Adviser will provide its services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and statement of additional information, as currently in effect and as amended from time to time (collectively, the "Prospectus"), and resolutions of the Board. The Investment Adviser further agrees that it:


               (a) Will conform with all applicable rules and regulations of the Securities and Exchange Commission and will conduct its activities under this Agreement in accordance with all other applicable laws.

               (b) Will place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Investment Adviser. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of the Fund the best available price and execution. In assessing the best overall terms available for any transaction, the Investment Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the order, the difficulty and risk of execution, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

          In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission or spread for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the Fund. The Investment Adviser may also select brokers who sell shares Fund to execute portfolio transactions. The extent and continuation of these practices will be subject to periodic review by the Board.

          In executing portfolio transactions for the Fund, the Investment Adviser may, but will not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Prospectus, to the extent permitted by applicable laws and regulations. In such event, the Investment Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients.

               (c) Will maintain all books and records with respect to the securities transactions of the Fund, keep books of account with respect to the Fund and furnish the Board with such periodic and special reports as the Board may request.

               (d) Will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and shareholders of the Fund or those persons or entities who respond to inquiries concerning investment in the Fund, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Fund except after prior notification to and approval in writing by the Fund, which approval will not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Nothing contained herein, however,-will prohibit the Investment Adviser from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Investors or those persons or entities who have responded to inquiries regarding the Fund.

          3. SERVICES NOT EXCLUSIVE. The Investment Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed its agent. The investment management services furnished by the Investment Adviser hereunder are not deemed exclusive, and the Investment Adviser will be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

          4. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. In addition, the Investment Adviser agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

          5. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

          6. COMPENSATION. For the services provided and the expensesassumed pursuant to this Agreement, the Fund will pay theInvestment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and paid monthly (in arrears), at the annual rate of 1.00% of the average daily net assets of the Fund.

          The Investment Adviser may from time to time voluntarily agree to reduce its fees or absorb other operating expenses to ensure that the expenses of the Fund do not exceed certain limitations. In such event, any such reductions and other expenses paid by the Investment Adviser will be repaid to the Investment Adviser by the Fund, without interest, at such later time or times as they may be repaid without causing the aggregate operating expenses of the Fund to exceed such voluntary expense limitation. In the event this Agreement is terminated for any reason, any such repayment obligation will also be terminated without further liability to the Fund.

          7.   REPRESENTATIONS AND WARRANTIES.

          (a)  The Fund represents and warrants to the Investment Adviser that:
(i) it is a corporation duly organized and existing and in good standing under the laws of the State of Delaware and is duly qualified to conduct its business in the State of Delaware and in such other jurisdictions where the nature of its activities or its properties owned or leased makes such qualification necessary;
(ii) it is a registered open-end management investment company under the 1940 Act; (iii) a registration statement on Form N-lA under the Securities Act of 1933, as amended, on behalf of the Fund is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Fund being offered for sale; (iv) it is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform this Agreement; and (v) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

          (b)  The Investment Adviser represents and warrants to the Fund that:
(i) it is a corporation duly organized and existing and in good standing under the laws of the State of California and is duly qualified to conduct its business in the State of California and in such other jurisdictions where the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform this Agreement;
(iii) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement; and (iv) it is a registered investment adviser under the Investment Advisers Act of 1940 and applicable state laws.

          8.   LIMITATION OF LIABILITY; INDEMNIFICATION.

          (a) The Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or by reason of the Investment Adviser's reckless disregard of its obligations and duties under this Agreement.

          (b) The Fund will indemnify and hold harmless the Investment Adviser from and against all liabilities, damages, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Fund; provided, however, that the Investment Adviser will not be entitled to indemnification with respect to any liability to the Fund or the shareholders of the Fund by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or by reason of the Investment Adviser's reckless disregard of its obligations and duties under this Agreement.

          9. DURATION AND TERMINATION. This Agreement will become effective on the date first written above. Unless sooner terminated as provided herein, this Agreement will continue in effect for a period of two years from the date hereof. Thereafter, if not terminated, this Agreement will continue in effect for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, or (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Fund (by vote of the

Board or by vote of a majority of the outstanding voting securities of such
Fund), or by the Investment Adviser, upon not less than 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as the meaning of such terms in the 1940 Act.)

          10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement will be effective as to the Fund until approved by vote of a majority of the outstanding voting securities of the Fund, except as may be permitted by the 1940 Act.

          11. NOTICES. Notices of any kind to be given to the either party will be in writing and will be duly given if mailed, delivered or communicated by answer back facsimile transmission to the party at 1801 Century Park East, Suite 1800, Los Angeles, California 90067, Facsimile 310/277-1456, Attention:
President, or at such other address or to such individual as will be so specified by the party.

          12.  MISCELLANEOUS.

          (a) This Agreement constitutes the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.

          (b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

          (d) This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and will be governed by the internal laws, and not the law of conflicts of laws, of the State of Delaware; provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of. the Securities and Exchange Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first above written.

                                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.


                                             By:
                                                ----------------------------
                                                   President


                                                STONEBRIDGE CAPITAL MANAGEMENT,
                                                                   INCORPORATED

                                             By:
                                                ----------------------------
                                                   President

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                                       PROXY
                    ANNUAL MEETING OF STOCKHOLDERS -- JULY 23, 1997
-------------------------------------------------------------------------------

   The undersigned stockholder of Stonebridge Aggressive Growth Fund, Inc., hereby appoints Selvyn B. Bleifer, John Ayer and Charles F. Haas, or any of them, proxies each with full power of substitution to represent the undersigned at the Annual Meeting of the Stockholders to be held in Suite 1800, 1801 Century Park East, Los Angeles, California, on July 23, 1997 at 3:00 p.m. and at any adjournment thereof, and to vote all shares of stock which the undersigned would be entitled to vote with respect to the election of directors, upon the proposals set forth below and upon other matters properly coming before the meeting. Such authority includes the right, in the discretion of the proxies, and each of them, to cumulate votes for the election of directors and thereby to distribute, in such proportion as the proxies see fit, the votes represented by the proxy among the seven nominees named below or any substitute person or persons nominated by the Board of Directors for election to the Board.

   Unless otherwise specified below, the undersigned's vote is to be cast FOR items 1, 2 and 3.

PROPOSAL 1:  Election of seven (7) Directors to the Board of Directors:

             / / FOR all nominees listed (with exceptions noted)       / / WITHHOLD AUTHORITY to vote for all nominees listed
             (1) John G. Ayer ___      (2) Richard C. Barrett ___      (3) Selvyn B. Bleifer ___      (4) Marvin Freedman ___
             (5) Charles F. Haas ___   (6) William H. Taylor II ___    (7) Charles E. Woodhouse ___
     INSTRUCTION: To cumulate votes, write the number of votes cast for each of the nominees in the space following each of the nominees' names above, in accordance with the instructions in the Proxy Statement.  To withhold authority to vote for any individual nominee, write that nominee's name below.

             ------------------------------------------------------------------------------------------------------------------

PROPOSAL 2:  Approval of investment          FOR    AGAINST     ABSTAIN
             advisory agreement with
             Stonebridge Capital
             Management, Incorporated.

PROPOSAL 3:  Ratification of the             FOR    AGAINST     ABSTAIN
             selection by the
             Board of Directors of
             Hein + Associates as
             independent public
             accountants for the
             fiscal year ending
             October 31, 1997.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, IT SHALL BE VOTED IN THE MANNER SPECIFIED. IF NO SPECIFICATION IS MADE, IT SHALL BE VOTED FOR EACH OF THE PROPOSALS INDICATED ABOVE. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

   Please Complete, Sign and Date on Reverse Side and Mail in Accompanying Postpaid Envelope.

NOTE:          This instrument must
               be signed by the             ----------------------------
               registered holder(s).        Date
               When signing as
               attorney, administrator,     ----------------------------
               trustee or guardian,         Signature(s)
               please give your title       (Please sign exactly as your
               as such.                     name appears hereon.)



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